UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                December 6, 2006


                         United States Steel Corporation
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              (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
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   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

      600 Grant Street, Pittsburgh, PA              15219-2800
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       (Address of principal executive               (Zip Code)
                   offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 6, 2006, United States Steel Corporation (the "Company") announced that Dan D. Sandman had elected to retire, effective as of February 1, 2007, as the Company's Vice Chairman, Chief Legal & Administrative Officer, General Counsel and Secretary. In accordance with the director's retirement policy set forth in Section 2 of Article II of the By-Laws of the Company, Mr. Sandman will also retire from the Board of Directors on February 1, 2007.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry T. Brockway
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     Larry T. Brockway
     Vice President & Treasurer



Dated:  December 7, 2006